                                                                   EXHIBIT 10.19

                             INDEMNITY AGREEMENT

     This Indemnity Agreement (the "Agreement") is made and entered into as of September __, 1996, by and among Peerless Systems Corporation (the "Company") and the Selling Securityholders set forth on the signature page hereof. Capitalized terms used herein but not otherwise defined shall have the meanings assigned thereto in that certain Underwriting Agreement, to be executed subsequently, by and among the Company, the Selling Securityholders and Hambrecht & Quist LLC, Prudential Securities Incorporated, Wessels, Arnold & Henderson, L.L.C, as representatives of the several underwriters named therein (the "Underwriting Agreement").

                                    RECITALS

     WHEREAS, the Company and the Selling Securityholders desire to enter into the Underwriting Agreement, and the Company and the Selling Securityholders desire to provide for indemnification by the Company and the Selling Securityholders as contemplated in Section 7 thereof.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties agree, effective as of the date of this Agreement, as follows:

     1.   Indemnification.

          (a) (i) The Company agrees to indemnify and hold harmless each Selling Securityholder and each person (including each partner or officer thereof) who controls any Selling Securityholder within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the common law or otherwise, and the Company agrees to reimburse each such Selling Securityholder and controlling person for any reasonable legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed

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

with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any breach or alleged breach of the representations and warranties set forth in Section 2(b)(iii) or (v) of the Underwriting Agreement or any breach or alleged breach of the covenants set forth in Sections 6(i) and 6(j) of the Underwriting Agreement; provided, however, that the indemnity agreements of the Company contained in this paragraph (a)(i) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Selling Securityholder for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto.

               (ii) The indemnity agreement of the Company contained in the preceding paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

          (b) Each Selling Securityholder severally and not jointly agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, each other Selling Securityholder, each person (including each partner or officer thereof) who controls the Company or any such other Selling Securityholder within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, the common law or otherwise and to reimburse each of them for any reasonable legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission described in
(i) or (ii) above was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such indemnifying Selling Securityholder for use in the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Selling Securityholder contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

          (c)  Each party indemnified under the provision of paragraphs (a) and
(b) of this Section agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section for any legal or other expenses subsequently incurred by the indemnified party of parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties.

               If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnified party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under paragraph (a)(i) of this Section or under paragraph (b) of this Section, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a)(i) of this Section or in paragraph (b) of this Section (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Securityholders on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Stock received by the Company and Selling Securityholders, respectively, bear to the aggregate public offering proceeds from the sale of the Stock. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

               The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Selling Securityholder shall be required to contribute any amount in excess of the net proceeds applicable to the Stock sold by such Selling Securityholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Securityholders' obligations in this paragraph
(d) to contribute are several and not joint in proportion to the amount of the respective proceeds received by each Selling Securityholder from the sale to the Underwriters of the Stock in the initial public offering.

               Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of

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

which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph
(c) of this Section).

          (e) No Selling Securityholder without the prior written consent of the Company will, and the Company shall not without the prior written consent of a Selling Securityholder, settle or compromise or consent to the entry of any judgement in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Company or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Company or such Selling Securityholder and each such controlling person, as the case may be, from all liability arising out of such claim, action, suit or proceeding.

          (f) This Agreement will be in addition to any liability which the Company may otherwise have to the Selling Securityholders.

     2. Entire Agreement. Except as set forth in the Underwriting Agreement, this Agreement sets forth the entire agreement and understandings between the Company and the Selling Securityholders relating to the subject matter herein. This Agreement shall amend and supersede all other agreements, writings or otherwise, with respect to the initial public offering of the Common Stock of the Company only, including, without limitation, Section 3.5 of that certain Amended and Restated Investors' Rights Agreement, dated October 6, 1995, by and among the Company and the parties referenced therein.

     3. Counterparts. This Agreement may be executed in two or more counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4. Termination. This Agreement and the covenants and promises set forth herein shall terminate and be of no further force or effect in the event that the offering contemplated by the Underwriting Agreement has not been executed and become effective by December 31, 1996.

     5. Amendment. This Agreement may be amended only by a writing executed by the Company and by each of the Selling Securityholders named herein; provided, however, this Agreement may be amended without the consent of any Selling Securityholder to include additional Selling Securityholders hereunder. This Agreement will be automatically amended to eliminate from the provisions hereunder and as a party hereto any Selling Securityholder that does not execute the Underwriting Agreement (directly, or by power of attorney).

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

     6. Governing Law. This Agreement will be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties set forth below have executed this Agreement as of the date set forth above.


PEERLESS SYSTEMS CORPORATION


BY:
    ------------------------
     EDWARD GAVALDON


    ------------------------
     LAUREN L. SHAW


    ------------------------
     BARBARA B. RENSHAW



RENSHAW/SHAW CHARITABLE
REMAINDER TRUST


BY:
    ------------------------
     TRUSTEE



MORGAN KEEGAN MERCHANT
BANKING FUND L.P.


BY:
    ------------------------

MORGAN KEEGAN MERCHANT
BANKING FUND II, L.P.


BY:
    ------------------------


    ------------------------
     STEPHEN R. BUTTERFIELD


    ------------------------
     DAVID R. FOURNIER


    ------------------------
     THOMAS B. RUFFOLO


    ------------------------
     REGINALD CARDIN


    ------------------------
     STEVEN K. NELSON


    ------------------------
     ROBERT F. HOSSLEY


    ------------------------
     WILLIAM BAILEY


    ------------------------
     EDWARD A. GAVALDON



COMDISCO, INC.


BY:
    ------------------------

SILICON VALLEY BANK


BY:
    ------------------------


    ------------------------
     WILLIAM S. WOOD



BAYVIEW INVESTORS


BY:
    ------------------------


    ------------------------
     LARRY FELDMAN


    ------------------------
     CARY KIMMEL



FIRST PORTLAND CORPORATION


BY:
    ------------------------